LETTER OF AMENDMENT

This document amends the Transfer Deed between ATLAS AFRICA LIMITED ("Transfer").

And

DOUGLAS LAKE MINERALS INC. ("Transferee") dated July 19, 2006 ("Deed of Transfer") of 500 - 602 W. Hastings Street, Vancouver BC, Canada V6B 1P2 (hereinafter referred to as the transferee) of the other

1. Clause 3 of the Transfer Deed is amended to the effect that the cash payment of USD 50,000.00 is released to the Transferor on the date the Transferor executes the Transfer Deed.

2. This amending letter shall be read together with the Transfer Deed.

3. The rest of the clauses of the TRANSFER DEED remain unaltered and bind the parties.

IN WITNESS WHEREOF the Parties have executed this amending letter this 19th day of July 2006.

TRANSFEREE
Signed and Delivered at Dar es salaam by the said Harpreet S. Sangha duly authorized signatory of DOUGLAS LAKE MINERALS INC. this 19th day of July 2006.)

Before me

Commissioner for Oaths

TRANSFEROR
Signed and Delivered at Dar es salaam by the said Magembe S. Cheyo duly authorized signatory of ATLAS AFRICA LIMITED this 19th day of July 2006.)

Before me

Commissioner for Oaths

TRANSFER DEED

ASS. GYM

THIS TRANSFER DEED is made the 19th day of July, 2006 **BETWEEN ATLAS AFRICA LIMITED** a company incorporated in Tanzania with its registered office at Plot No- 704/24 Mkwepu Street Dar es Salaam with Post Office Box 9820, Dar es Salaam, Tanzania (hereinafter the **"Transferor"**) which expression shall include its successors and assigns in title of the first part.

AND

DOUGLAS LAKE MINERALS INC., a public trading company incorporated in Nevada, U.S.A., having its head office at Suite 808, 27 Alexander Street, Vancouver, British Columbia V6A 1B2, Canada (hereinafter the **"Transferee"**) which expression shall include its successors and assigns in title of the second part.

WHEREAS

A. The Transferor is the registered holder of Prospecting Licenses Nos. PL 3117/2005 and PL No. 3118/2005 located in Mangai and Mvomero area in Kilosa and Morogoro District, and in Makuyu Kiwanda area in Kilindi District, respectively. Particulars of the Prospecting Licenses (the **"Licenses"**) are more described in the attached **Annexures "A" and "B"** to this Deed of Transfer.

B. Subject to the terms and conditions of this Deed of Transfer, the Transferor shall transfer to the Transferee the Licenses with effect from the signature date of this Deed of Transfer or immediately thereafter as the parties shall agree in writing ("Signature Date"), free from all encumbrances and together with the accrued benefits and the rights attaching thereto.

NOW THEREFORE THIS DEED witnesses as follows:

1. The Transferor hereby transfers to the Transferee its rights, title and interest in the Licenses.

2. The Transferor represents, warrants, covenants and undertakes with the Transferee that:

ASS. GYM

(i) The Licenses were properly granted to it and/or acquired by it according to the law and regulations applicable in Tanzania and it has valid title to the Licenses.

(ii) It has the right to dispose of the Licenses and the Licenses are being transferred free of any mortgage, charge or pledge, lien, security or other third party right or interest (legal or equitable) or restriction, together with all such rights now or hereafter attaching hereto.

(iii) After the Transferor has transferred its rights, title and interest in the Licenses to the Transferee, the Transferor shall not be entitled to make and shall not make any claim of title in respect of the Licenses or the respective areas described in the Licenses.

3. The consideration for the transfer shall be the payment by the Transferee to the Transferor of United States Dollars Fifty Thousand ("USD. 50,000.") ("Cash Payment") and the issue, in favor of the Transferor of Five Hundred Thousand (500,000) shares of the Transferee with a current value of United States Dollars One Million, Two Hundred Sixty Thousand (USD 1,260,000.). The Transferor shall on the Signature Date deposit the said amount of United States Dollars Fifty Thousand (USD 50,000) and the original shares certificates in respect of the said shares issued to the Transferor with the law firm REX ATTORNEYS, of 3rd Floor, 50 Mirambo Street, Post Office Box 7495 Dar Es Salaam, Tanzania to be held in trust for the benefit of the Transferor. The said REX ATTORNEYS shall as and when requested by .... and upon the receipt by the said REX ATTORNEYS of a letter issued by the Commissioner of Minerals acknowledging the recording of the transfer of the Licenses in the register of Mineral Rights, release the whole of the Cash Payment and the original share certificates to the Transferor or its dully authorized nominee.

4. At any time after the Signature Date the Transferor shall assist the Transferee in procuring the acknowledgement by the Commissioner of Minerals of the transfer of the Licenses and if necessary shall execute all such documents and do such acts and things as may reasonably be required for the purpose of vesting full legal and beneficial title of the Licenses to the Transferee.

5. This Deed of Transfer shall be governed by and construed in accordance with the laws of Tanzania.

IN WITNESS WHEREOF the Parties have executed this Deed on the day and year first above written.

TRANSFEREE

SIGNED as **DEED** at **Vancouver, British Columbia,Canada**

by **Harpreet S. Sangha** duly authorized signatory of **DOUGLAS LAKE MINERALS INC.,** this 30th day of June, 2006.

Authorized Signatory's Signature

Before me:

Commissioner for Oaths

DAVID W. SMALLEY
BARRISTER & SOLICITOR
1200 - 999 WEST HASTINGS ST.
VANCOUVER, B.C. CANADA V6C 2W2
TEL (604) 669-5244 FAX (604) 669-5791
e-mail: smalley@fraserlaw.com

TRANSFEROR

SIGNED as **DEED** at DAR-ES-SALAAM
by MAGEMBE S.C. duly
authorized signatory of **ATLAS AFRICA LIMITED** this 19th day of JULY, 2006.

Authorized Signatory's Signature

Before me:

Commissioner for Oaths

DR. ALEX T. NGULUMA
Advocate, Notary Public &
Commissioner for Oaths
P. O. Box 7495, Dar es Salaam

TRANSFER DEED

1ST DRAFT 10.05.06

DATED THE _____ DAY OF _________________, 2006

BETWEEN

ATLAS AFRICA LIMITED

AND

DOUGLAS LAKE MINERALS INC.

Transfer Deed in Respect of
Prospecting Licenses Nos. PL 3117/2005 in Kilosa, Morogoro District; and PL 3118/2005 in Kilindi District.

Drawn by:

(REX ATTORNEYS merging Masjar, Rwechungura, Ngulume & Makani Advocate and Epitome Advocates)
3rd Floor, 69 Mirambo Street
P.O. Box 7495,
Dar es Salaam
Tel No. 2114291/2114899/2137191
Fax 2112830/2119474
Email: rex@rexattorneys.co.tz

Transfer Deed MSM/KM